Note 10 - Reinsurance	12 Months Ended
Dec. 31, 2013
Reinsurance Disclosures [Abstract]
Reinsurance [Text Block]

NOTE 10 - Reinsurance

The Company ceded 100% of the risks associated with its credit life and accident insurance written during 2013 and 2012 through coinsurance agreements with various companies. The Company administers the ceded credit life and accident insurance for an agreed-upon fee. During 2013 and 2012, the Company received $272,264 and $299,843, respectively, of fee income associated with these reinsurance arrangements, which is recognized in the administrative and financial services segment in the preceding table in Note 9. Ceded benefit and claim reserves associated with these reinsurance arrangements at December 31, 2013 and 2012 were $9,243,869 and $9,737,123, respectively. Additionally, unearned premium reserves were reduced by $8,186,589 and $9,107,458 at December 31, 2013 and 2012, respectively, for credit-related reinsurance transactions. The Company utilizes yearly renewable term reinsurance to cede life insurance coverage in excess of its retention limit.

Investors Heritage Life cedes 85% of life and annuity policy obligations assumed from Franklin American Life Insurance Company to Scottish Annuity and Life Insurance Company (Cayman) Ltd. Benefit reserves ceded to Scottish and included in the amounts recoverable from reinsurers approximated $21,092,000 and $22,627,000 at December 31, 2013 and 2012, respectively. An escrow account has been established by Scottish to secure Investors Heritage Life's ceded benefit obligations.

Investors Heritage Life coinsures policy obligations written through its relationship with Puritan Financial Group to Puritan Life Insurance Company of America (“Puritan”), an affiliate of Puritan Financial Group. Benefit reserves ceded to Puritan and included in the amounts recoverable from reinsurers approximated $14,281,000 and $11,141,000 at December 31, 2013 and 2012, respectively. Puritan maintains a trust account in Kentucky to secure Investors Heritage Life's ceded benefit obligations.

During 2013, Investors Heritage Life began assuming 75% of the risks on policies sold by affiliated life insurance companies of Puritan Financial Group. The products being assumed are identical to the Heritage Solution and Heritage Provider products currently being written by Investors Heritage Life. However, these reinsurance arrangements allow us to participate in the profitability of these products in certain states where we are not currently marketing. Premiums assumed under these agreements totaled approximately $10,033,000 for the year ended December 31, 2013.

Reinsurance ceded and assumed amounts included in the consolidated statements of income are as follows:

	2013	2012

Premiums ceded	$14,105,855	$19,997,026
Premiums assumed	10,044,766	3,834,907
Commission and expense allowances	3,238,144	4,596,452
Benefit recoveries	8,157,180	7,288,897

During 2012, the Company terminated its participation in the Federal Employees’ Group Life Insurance (“FEGLI”) and Servicemen’s Group Life Insurance (“SGLI”) programs. The termination of our participation in FEGLI was effective September 30, 2012 while the termination of our participation in SGLI was effective July 1, 2012. These terminations did not have a significant impact on the results of our operations. However, the terminations did reduce certain items within the balance sheet, including the policy claims liability and due premiums for reinsurance assumed.

The Company remains contingently liable on all ceded insurance should any reinsurer be unable to meet their obligations.